UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2016

Rackspace Hosting, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34143	74-3016523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fanatical Place

City of Windcrest

San Antonio, Texas 78218

(Address of principal executive offices, including zip code)

(210) 312-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On August 26, 2016, Rackspace Hosting, Inc. issued a press release entitled “Rackspaces Enters Into a $4.3 Billion Transaction to Become a Private Company through an Acquisition Led by Certain Funds Managed by Affiliates of Apollo Global Management,” a copy of which is attached as Exhibit 99.1 and is incorporated into this report by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Rackspace Hosting, Inc. dated August 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RACKSPACE HOSTING, INC.

By:	/s/ William Alberts
William Alberts
General Counsel — US, Vice President and Secretary

Date:  August 26, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Rackspace Hosting, Inc. dated August 26, 2016.